UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2005
VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware	000-50118	06-1521534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 17, 2005, VistaCare, Inc. issued a press release announcing that it is challenging a decision by the Centers for Medicare and Medicaid Services involving its programs in Indianapolis and Terre Haute, Indiana. A copy of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.
VistaCare held a conference call on October 18, 2005 at 6:00 a.m. Pacific Time to discuss the challenge. A webcast of the conference call will be made available on VistaCare’s web site at www.vistacare.com. Information contained in VistaCare’s web site is not part of this Report and is not incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
Exhibits:

99.1	Registrant’s press release, dated October 17, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: October 17, 2005	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis

	Title:	Secretary

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